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                                                                   Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

We consent to the incorporation by reference in the Registration Statement of Fullplay Media Systems, Inc. on Form S-8 (No. 333-34274) pertaining to the 1998 Stock Option Plan of our report dated February 14, 2002, which report appears in the annual report on Form 10-KSB of Fullplay Media Systems, Inc., for the year ended December 31, 2001.




/S/ Peterson Sullivan PLLC
Seattle, Washington
March 29, 2001